UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2020

VERIZON OWNER TRUST 2020-A
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-224598-05 Central Index Key: 0001796705

VERIZON ABS LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001737286

Delaware	333-224598	22-3372889
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[   ]

Item 1.01	Entry into a Material Definitive Agreement.

On or about January 29, 2020, Verizon ABS LLC will transfer certain device payment plan agreements (the “Receivables”) to Verizon Owner Trust 2020-A (the “Trust”).  The Trust will grant a security interest in the Receivables to U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), for the benefit of the noteholders, and will issue: (i) Class A-1a Asset-Backed Notes with an initial note balance of $1,325,700,000; (ii) Class A-1b Asset-Backed Notes with an initial note balance of $100,000,000; (iii) Class B Asset-Backed Notes with an initial note balance of $98,300,000; and (iv) Class C Asset-Backed Notes with an initial note balance of $76,000,000.  This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement, the Depositor Certification and the ISDA Master Agreement, Schedule and Credit Support Annex and forms of the Indenture, the Amended and Restated Trust Agreement, the Originator Receivables Transfer Agreement, the Master Trust Receivables Transfer Agreement, the Transfer and Servicing Agreement, the Administration Agreement, the Account Control Agreement, the Parent Support Agreement and the Asset Representations Review Agreement (as listed below) to be executed.
Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated January 21, 2020, among Verizon ABS LLC (the “Depositor”), Cellco Partnership d/b/a Verizon Wireless (“Cellco”) and BofA Securities, Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.1	Indenture, to be dated as of January 29, 2020, between the Trust and the Indenture Trustee.

10.1	Amended and Restated Trust Agreement, to be dated as of January 29, 2020, between the Depositor and Wilmington Trust, National Association, as owner trustee.

10.2	Originator Receivables Transfer Agreement, to be dated as of January 29, 2020, between the originators party thereto from time to time and the Depositor.

10.3	Master Trust Receivables Transfer Agreement, to be dated as of January 29, 2020, among Verizon DPPA Master Trust, Cellco, as servicer, and the Depositor.

10.4	Transfer and Servicing Agreement, to be dated as of January 29, 2020, among the Trust, the Depositor and Cellco, as servicer, marketing agent and custodian.

10.5	Administration Agreement, to be dated as of January 29, 2020, between the Trust and Cellco, as administrator.

10.6
Account Control Agreement, to be dated as of January 29, 2020, among the Trust, as grantor, U.S. Bank National Association, as secured party, and U.S. Bank National Association, as financial institution.

10.7	Parent Support Agreement, to be dated as of January 29, 2020, by Verizon Communications Inc.

10.8	Asset Representations Review Agreement, to be dated as of January 29, 2020, among the Trust, Cellco, as servicer and Pentalpha Surveillance LLC, as asset representations reviewer.

10.9	ISDA Master Agreement, Schedule to ISDA Master Agreement and Credit Support Annex, each dated January 23, 2020, between Bank of America, N.A., as cap counterparty, and the Trust.

36.1	Depositor Certification, dated January 21, 2020, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS LLC

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

Date:   January 23, 2020